                                                                   Exhibit 10.80

                                                  TITLE                                  DATE

PURCHASING OFFICE - BUREAU DES ACHATS             OSTEOPOROSISI EXPERIMENTS IN ORBIT     21-May-98

Space Sciences and Communications Division/
Division des Sciences aerospatiales des           CONTRACT NO.                           BUYER ID
Communication                                     9F007 - 7- 6671- 6671/001/ST           003st
11 Laurier St./11, rue Laurie
11C1, Place du Portage
Hull, Quebec K1A 0S5                              CLIENT REFERENCE NO.
                                                  9F007 - 7- 6671

                                                  REQUISITION REFERENCE NO.              DATE
                                                  9F007 -7-6671                          21-May-98

                                                  FILE NO.
                                                  003st. 9F007-7-6671
CONTRACT - CONTRAT

YOU ARE REQUESTED to sell to Her Majesty the
Queen in right of Canada, in accordance with the terms and conditions set out herein, referred to herein or attached hereto, the supplies and/or services listed herein and on any attached sheets at the price or prices set out therefor.

                                                  FINANCIAL CODE(S)
                                                  0301 5410 1434 2331 62602

NOUS VOUS DEMANDONS de vendre a Sa Majeste la Reine du chef du Canada, aux conditions enoncees ou incluses par reference dans les presentes, et aux annexes ci-jointes, les articles et/ou les services enumeres dans les presentes, et sur toute feu il le ci-annexee, au(x) prix indique(s).


                                                  F.O.B. - F.A.B.
                                                  Destination

                                                  GST/HST-TPS/TVH                        DUTY- DROITS
                                                  See Herein                             Included

                                                  DESTINATION -OF GOODS AND SERVICES:

                                                  SPACE AGENCY
                                                  RM 8
                                                  100 SUSSEX DR.
                                                  OTTAWA
                                                  Ontario
                                                  K1A0R6
                                                  CANADA

                                                  INVOICES - ORIGINAL AND TWO COPIES
                                                  TO BE SENT TO: For complete
                                                  Invoicing Instructions refer to the
                                                  Method of Payment clause specified
                                                  herein:

                                                  ATTENTION: Rose Spirito

                                                  ADDRESS ENQUIRIES TO: ROSE SPIRITO

                                                  TELEPHONE NO                           FAX NO.
                                                  (819) 956-1389                         (819) 997-2229

                                                  TOTAL ESTIMATED COST-                  CURRENCY TYPE-DEVISE
                                                  $570,000.00                            USD

                                    FOR THE MINISTER - POUR LE MINISTRE

The vendor hereby accepts/acknowledges this contract. Le Foumisseur accepts le present contract/en accuse reception.

SIGNATURE                           DATE

Name, tide of person authorized to sign
(type or print) Nom et titre du signataire autorise (caractere d' impression)

COMMENTS - COMMENTAIRES
The Provision of Technical Support for STS-95
Osteoporosis Experiments in Orbit

Vendor Name and Address
Raison socials et adresse du fournisseur
X2987
SpaceHab, Inc.
1331 Gemini Avenue
Houston, Texas
77058
United States
                                                  PURCHASING OFFICE:
                                                  OSTEOPOROSISI EXPERIMENTS IN ORBIT     21-May-98

                                                  CONTRACT NO.                           BUYER ID
                                                  9F007 - 7- 6671/001/ST                 003 st

                                                  CLIENT REFERENCE NO.
                                                  9F007 - 7- 6671

                                                  REQUISITION REFERENCE NO.              DATE
                                                  9F007 -7-6671                          21 - May-98

                                                  FILE NO.
                                                  003st. 9F007-7-6671

                                                  FINANCIAL CODE(S)
                                                  0301 5410 1434 2331 62602

                                                  F.O.B. - F.A.B.
                                                  Destination

                                                  GST/HST-TPS/TVH                        DUTY- DROITS
                                                  See Herein                             Included

                                                  DESTINATION -OF GOODS AND SERVICES:

                                                  CANADIAN SPACE AGENCY
                                                  RM 8
                                                  100 SUSSEX DR.
                                                  OTTAWA
                                                  Ontario
                                                  K1A0R6
                                                  CANADA

                                                  INVOICES - ORIGINAL AND TWO COPIES
                                                  TO BE SENT TO:
                                                  For complete Invoicing Instructions
                                                  refer to the Method of Payment
                                                  clause specified herein:

                                                  ATTENTION:  Rose Spirito

                                                  ADDRESS ENQUIRIES TO:  ROSE SPIRITO

                                                  TELEPHONE NO                           FAX NO.
                                                  (819) 956-1389                         (819) 997-2229

                                                  TOTAL ESTIMATED COST-                  CURRENCY TYPE-DEVISE
                                                  $570,000.00                            USD


                       FOR THE MINISTER - POUR LE MINISTRE


Contract No. - N. du contest     Amd. No. - N. de la modif.     Buyer ID - ID de l'acheteur
9F007-7-6671/001/ST                                             003ST

Client Ref. No                   File No. - N. du dossier       CCC Client ref. No. - CCC N. de reef. du client
9F007-7-6671                     003ST9F007-7-6671



CLAUSES AND CONDITIONS

SECTION A: INTRODUCTION
SECTION B: REQUIREMENT
SECTION C: AUTHORITIES
SECTION D: PAYMENT
SECTION E: OTHER TERMS AND CONDITIONS

SECTION A: INTRODUCTION

CONTRACT TITLE:

The Provision of Technical Support for STS-95
OSTEOPOROSIS EXPERIMENTS IN ORBIT

STANDARD INSTRUCTIONS AND CONDITIONS

REVISION OF DEPARTMENTAL NAME

Reference to the Minister of Supply and Services or to the Department of Supply and Services contained in any term, condition or clause of this contract shall be interpreted as a reference to the Minister of Public Works and Government Services or to the Department of Public Works and Government Services, as the case may be.

STANDARD ACQUISITION CLAUSES AND CONDITIONS MANUAL

All instructions, general terms, conditions and clauses identified herein by title, number and date are set out in the Standard Acquisition Clauses and Conditions (SACC) Manual, issued by the Department of Public Works and Government Services (DPWGS), bearing Catalogue No. P60-4/1-1991E and revised as of 16 February 1998.

The SACC Manual may be obtained from the Government of Canada, Communication Co-ordination Services Branch, telephone (819) 9564800, and may also be viewed on the Government Electronic Tendering Service (GETS), provided by MERX, telephone: 1 - 800 - 964 - 6379, Internet Address: http : // www.merx. cebra.com. m e r x . c e b r a . c o m .

Contract No. - N. du contest     Amd. No. - N. de la modif.     Buyer ID - ID de l'acheteur
9F007-7-6671/001/ST                                             003ST

Client Ref. No                   File No. - N. du dossier       CCC Client ref. No. - CCC N. de reef. du client
9F007-7-6671                     003ST9F007-7-6671


TERMS AND CONDITIONS OF CONTRACT

1. Pursuant to the Department of Public Works and Government Services Act, S.C.1996, c.16,

            (a) the general terms, conditions and clauses identified herein by title, number and date, are hereby incorporated by reference into and form part of this contract, as though expressly set out herein, subject to any other express terms and conditions herein contained.

            (b) the "Conditions" set out in part B of the Standard Instructions and Conditions DSS-MAS 9403-5 (09/97) Professional and Research and Development Services set out in the SACC Manual are hereby incorporated by reference into and form part of this Contract.

GENERAL CONDITIONS. DSS-MAS 9624

General Conditions- Research and Development, DSS-MAS 9624(16/02/98), with the following modifications, SHALL APPLY TO AND FORM PART OF THIS CONTRACT.

1. K341 OD (04/01/94)    CANADA TO OWN FOREGROUND INFORMATION

2. K001 7C (04/01/94)        General Conditions- Research and Development,
                             DSS-MAS 9624; and

3. SUPPLEMENTAL to articles 28 and 29 of General Conditions Research and Development, DSS-MAS 9624(16/02/98):

            1) The Contractor may, by giving written notice to Canada, terminate this Contract:

            a) in the event Canada delivers any payload described in the Statement of Work so late beyond the mutually agreed upon delivery date that the Contractor is unable to process such payload in time to meet the launch schedule, or as a result of breach by Canada if Canada has not cured the breach within a reasonable time after written notice to Canada or immediately in the case of a non-curable breach;

            b) as a result of any action or inactions by NASA which prevents the manifesting of the Exhibit A experiment on STS-95

            2) Subject to subsection 3, upon the giving of a notice provided for in paragraph (1) (a), the Contractor shall retain all payments made by Canada to the date of termination and Canada may be further liable for all costs incurred by the Contractor as a result of such failure or breach of the Contract. Subject to subsection 3, upon the giving of a notice provided for in paragraph (1)(b), the Contractor shall be entitled to all applicable payments hereunder received, plus the Integration and Optional Services (if any) actual costs incurred up to the time of termination, as well as termination charges which may be imposed by third parties, such as NASA or subcontractors.

            3) Notwithstanding anything in subsection (2), the total of the amounts to which the Contractor is entitled under subsection
                  (2), together with any amounts paid or due or becoming due to the Contractor under other provisions of the Contract, shall not exceed the Contract Price."

Contract No. - N. du contest     Amd. No. - N. de la modif.     Buyer ID - Id de l'acheteur
9F007-7-6671/001/ST                                             003ST

Client Ref. No                   File No. - N. du dossier       CCC Client ref. No. - CCC N. de reef. du client
9F007-7-6671                     003ST9F007-7-6671


SECTION B: REQUIREMENT

PRIORITY OF DOCUMENTS

The documents specified below form part of and are incorporated into this Contract. If there is a discrepancy between the wording of any other document which appears on the list, the wording of the document which first appears shall prevail over the wording of any document which subsequently appears on the list:

1)    these articles of agreement;

2)    General Conditions- Research and Development, DSS-MAS 9624 (16102198);

3)    Annex "A", Statement of Work

4)    Annex "B", Disclosure Certification

5)    Annex "C", Treasury Board Travel and Living Guidelines

6)    Claim for Progress Payment, Form DSS 1111 (2/90)

7) The Contractor's proposal dated March 25, 1998 submitted to Public Works and Government Services Canada (PWGSC) in response to the Request for Proposal (RFP) dated March 18, 1998.

                               PERIOD OF CONTRACT

The Contract is in effect from (DATE OF AWARD PENDING PWGSC AUTHORIZATION) TO DECEMBER 31. 1998 OR 30 DAYS FOLLOWING THE STS-95 LANDING. WHICHEVER IS LATER inclusive.

PRIOR RIGHTS AND OBLIGATIONS

1. The Work undertaken by the Contractor from the 22 DAY OF OCTOBER, 1997 to the date hereof shall be considered to have been undertaken solely in support of its obligations and undertakings herein contained, and the benefits of this Precontractual Work shall vest in and remain the property of Canada from the date of the Contract. All rights moral and otherwise, title, and interest in and to the technical data, intellectual property, patents and trademarks, inventions and acquisitions, except as otherwise provided in the Contract, shall be and are hereby transferred and assigned irrevocably to Canada.

2. In consideration of the foregoing, the Contractor shall be paid a sum for such Precontractual work calculated in accordance with the Basis of Payment herein

Contract No. - N. du contest     Amd. No. - N. de la modif.     Buyer ID - Id de l'acheteur
9F007-7-6671/001/ST                                             003ST

Client Ref. No                   File No. - N. du dossier       CCC Client ref. No. - CCC N. de reef. du client
9F007-7-6671                     003ST9F007-7-6671


and the said sum shall form part of Canada's liability to the Contractor as set forth UNDER the Limitation of Expenditure.

STATEMENT OF WORK

The Contractor shall perform the Work as outlined in the Statement of Work attached hereto as Annex "A" and in accordance with the Contractor's technical and management portions of the Contractor's proposal dated March 25, 1998, and forming part of this Contract.

DELIVERABLES:

          All deliverables must be received by the Scientific Authority on/before 31 DECEMBER 1998, OR 30 DAYS FOLLOWING THE STS-95 LANDING.
                               WHICHEVER IS LATER

The Contractor shall deliver to the Scientific Authority at the place and time designated hereunder the sunder as detailed in the Statement of Work attached hereto as Annex "A".

     DELIVERABLES                                  DELIVERY DATE
     VARIOUS TASK REPORTS                          Dates as noted in Annex A
     (refer to the Statement of Work)

     POST FLIGHT REPORT -
     FINAL/PROJECT REPORT                     on or before 31 December 1998, or
     (see Item 1 hereunder)                   30 DAYS FOLLOWING THE STS-95
                                              LANDING, WHICHEVER IS LATER
     DISCLOSURE CERTIFICATION
     (see Item 2 hereunder)

The Contractor shall notify the Science Contracting Officer. in writing. once these items have been delivered.

Contract No. - N. du contest     Amd. No. - N. de la modif.     Buyer ID - Id de l'acheteur
9F007-7-6671/001/ST                                             003ST

Client Ref. No                   File No. - N. du dossier       CCC Client ref. No. - CCC N. de reef. du client
9F007-7-6671                     003ST9F007-7-6671


1.    FINAL REPORT - (Post Flight Report)


      A final report in electronic format with five (5) hard copies shall be submitted to the Scientific AUTHORITY ON OR BEFORE 31 DECEMBER 1998, OR 30 DAYS FOLLOWING THE STS-95 LANDING, WHICHEVER IS LATER. It must be a comprehensive report on all facets of the Work and must include sufficient drawings, sketches, photographs and a discussion of problems and successes associated with the Work to facilitate a full and accurate evaluation of the Work by the Scientific Authority. The report will be prepared in accordance with good engineering/professional practices and will include, as a minimum, the following: a title page, a table of contents, an executive summary, an introduction, a technical discussion with conclusions and include, as applicable, supporting graphs, tables and figures.

NOTE:

One copy of the title page of the final report shall be submitted to the Science Contracting Officer.

DISCLOSURE CERTIFICATION

On completion of the Work under this Contract, the Contractor shall submit a certification to the Scientific Authority and to the Science Contracting Officer stating that all applicable disclosures were submitted or that there were no disclosures to submit under section 22 of General Conditions - Research and Development, DSS-MAS 9624. A copy of a Disclosures Certification is attached as ANNEX "B".

Contract No. - N. du contest     Amd. No. - N. de la modif.     Buyer ID - Id de l'acheteur
9F007-7-6671/001/ST                                             003ST

Client Ref. No                   File No. - N. du dossier       CCC Client ref. No. - CCC N. de reef. du client
9F007-7-6671                     003ST9F007-7-6671


3.    GOVERNMENT FURNISHED HARDWARE/INFORMATION -

      NON-CONSUMABLE EQUIPMENT AND MATERIAL
      (Cross- reference with Annex "A", Statement of Work, Section 3.0 entitled "CANADIAN SPACE AGENCY RESPONSIBLILITIES")

      The Crown will provide the Contractor with access to the appropriate equipment required in performance of the work for this contract as noted in Annex "A under item 3 "CANADIAN SPACE AGENCY RESPONSIBLILITIES".

      The Contractor shall take reasonable and proper care of all non-consumable equipment and material charged against this Contract while it is in the possession of the Contractor. Concurrently with the submission of the final report, the Contractor shall provide the Scientific Authority with a detailed list of all such equipment and material and request disposal instructions.

      A copy of the list shall also be forwarded to the Science Contracting Officer.

THE CONTRACTOR SHALL NOTIFY THE SCIENCE CONTRACTING OFFICER, IN WRITING, ONCE THESE ITEMS HAVE BEEN DELIVERED.

INSPECTION AND ACCEPTANCE: WORK PERFORMED UNDER THIS CONTRACT SHALL BE SUBJECT TO INSPECTION AND ACCEPTANCE BY THE SCIENTIFIC AUTHORITY DESIGNATED HEREIN.

Contract No. - N. du contest     Amd. No. - N. de la modif.     Buyer ID - Id de l'acheteur
9F007-7-6671/001/ST                                             003ST

Client Ref. No                   File No. - N. du dossier       CCC Client ref. No. - CCC N. de reef. du client
9F007-7-6671                     003ST9F007-7-6671


provided that:

      (a) the Contractor submits a claim for payment on form DSS-MAS 1111, Claim for Progress Payment. A sample is attached as Annex "C";

      (b) all of the certificates appearing on the said form are signed by the respective persons indicated thereon or their delegate; and

      (c) all reports required for the milestone claimed have been received and accepted by the Scientific Authority.

2.    The claim must show the following:

      (a)   amount currently claimed;

      (b) total of all previous claims against the Contract and the extensions of the total to date; Requisition Number (RN), Financial Code (FC), and Contract Number as shown on page 1 of this Contract.

3. The Contractor shall prepare and certify an original and four (4) copies of its claim on form DSS-MAS 1111. The claim will be forwarded to the ScienceContracting Officer who will certify the claim and forward it to the Scientific Authority for certification and payment.

4.    The balance of the amount payable will be made following:

      (a) delivery and acceptance of all deliverable items; (b) the approval of the final claim by the Science Contracting Officer and by the Scientific Authority.

5.    Payment by Canada to the Contractor for the Work shall be made:

      (a) In the case of a milestone payment other than the final payment, within thirty (30) days following the date of receipt of a duly completed milestone claim on form DSS-MAS 1111;

      (b) in the case of a final payment, within thirty (30) days following the date of receipt of a duly completed final milestone claim, on form DSS-MAS 1111, or within thirty (30) days following the date on which the Work is completed, whichever date is the later;

Contract No. - N. du contest     Amd. No. - N. de la modif.     Buyer ID - Id de l'acheteur
9F007-7-6671/001/ST                                             003ST

Client Ref. No                   File No. - N. du dossier       CCC Client ref. No. - CCC N. de reef. du client
9F007-7-6671                     003ST9F007-7-6671


(c) if Canada has any objection to the form of the milestone claim, within fifteen (15) days of its receipt, Canada shall notify the Contractor of the nature of the objection. "Form of the claim" means a claim which contains or is accompanied by such substantiating documentation as Canada requires. Failure by Canada to act within fifteen (15) days will only result in the date specified in subparagraphs 5(a) and (b) of this clause applying for the sole purpose of calculating interest on overdue accounts.

SECTION E: OTHER TERMS AND CONDITIONS

WORK FORCE REDUCTION PROGRAMS

      1.    It is a term of this contract:

      (a) that the Contractor has declared to the Contracting Authority whether the Contractor has received a lump sum payment made pursuant to any work force reduction program, including but not limited to the Work Force Adjustment Directive, the Early Departure Incentive Program, the Early Retirement incentive Program or the Executive Employment Transition Program, which has been implemented to reduce the public service;

      (b) that the Contractor has informed the Contracting Authority of the terms and conditions of that work force reduction program, pursuant to which the Contractor was made a lump sum payment, including the termination date, the amount of the lump sum payment and the rate of pay on which the lump sum payment was based; and

      (c) that the Contractor has informed the Contracting Authority of any exemption in respect of the abatement of a contract fee received by the Contractor under the Early Departure Incentive Program Order or paragraph 4 of Policy Notice 1995-8, of July 28, 1995.

      2. The Contractor represents and warrants that the information submitted with its bid is accurate and complete. The Contractor acknowledges that the Minister has relied upon such representation to enter into this Contract. Such representation may be verified in such manner as the Minister may reasonably require.

      3. The Contractor acknowledges that in the event of a breach of such covenant. the Minister shall have the right to rescind the Contract.

      4. Nothing in this clause shall be interpreted as limiting the rights and remedies which Canada or the Minister may otherwise have in relation to or pursuant to this Contract.

Contract No. - N. du contest     Amd. No. - N. de la modif.     Buyer ID - Id de l'acheteur
9F007-7-6671/001/ST                                             003ST

Client Ref. No                   File No. - N. du dossier       CCC Client ref. No. - CCC N. de reef. du client
9F007-7-6671                     003ST9F007-7-6671


INTERNATIONAL SANCTIONS

1.    Persons and companies in Canada are bound by economic sanctions imposed by
            Canada by regulations passed pursuant to the United Nations Act, R.S.C. 1985, c.U-2, the Special Economic Measures Act, S.C. 1992, c. 17 or the Export and Import Permits Act, R.S.C. 1985, c. E-19. As a result, the Government of Canada cannot accept delivery of goods or services that originate, either directly or indirectly, from the countries subject to economic sanctions. As of this date, the following regulations implement economic sanctions:

            (a)   United Nations Iraq Regulations;

            (b)   United Nations Libya Regulations;

            (c) United Nations Federal Republic of Yugoslavia (Serbia and Montenegro) Regulations.

      2. It is a condition of this Standing Offer and of any ensuing call-ups, if any, that the Offeror not supply to the Government of Canada any goods or services which are subject to economic sanctions as described in paragraph 1 above.

      3. During the performance of any call-up under the Standing Offer, should the addition of a country to the list of sanctioned countries or the addition of a good or service to the list of sanctioned goods and services prevent the Offeror from performing all or part of its obligations pursuant to a call-up made against this Standing Offer, the Offeror shall treat the situation as a force majeure. The Offeror shall forthwith inform Canada of the situation and follow the procedures applicable to force mature.

APPLICABLE LAWS

This Contract shall be interpreted and governed, and the relations between the Parties, determined by the laws in force in ONTARIO.

C0101D            01/05/96          DISCRETIONARY AUDIT

                                    ANNEX "A"
                                   PAGE 1 OF 9
                                STATEMENT OF WORK
                         OSTEOPOROSIS EXPERIMENTS ORBIT

1.0   INTRODUCTION

This project consists of a suite of three Canadian experiments examining the effects of the space environment on bone cell activity utilising a Canadian bone cell culture system (OSTEO). The hardware contractor, Millenium Biologix Inc., Kingston, Ontario, produces a commercial product that is being used to perform the cell culture experiments and has adapted their terrestrial procedure for spaceflight. As well, industry support has been attracted and Allelix Biopharmaceuticals Inc., Mississauga, Ontario, is supporting its own experiment and science team.

For STS-95, SPACEHAB has been contracted as sole agent by the National Astronautics and Space Administration, NASA, to commercialize a portion of the SPACEHAB resources on the Space Shuttle to all international partners as well as others.

This document defines the Statement of Work for the integration of the OSTEO hardware aboard the SPACEHAB mission STS-95 utilizing a MIDDECK locker, the launch and operation of the OSTEO hardware by trained crew during orbit, return of the hardware to the launch site and the de-integration of the OSTEO hardware and return of hardware to the Crown.

SPACEHAB will provide, times, and locations set forth in the following document, the supplies, and services described in the Statement of Work for a payload chargeable mass not to exceed 35 kg.

2.0   TASKS

1. SPACEHAB SHALL PROVIDE THE NECESSARY FACILITIES, FUNCTIONS, AND DOCUMENTATION FOR THE OPERATION OF THE OSTEO EXPERIMENTS ON BOARD STS-95. SPACEHAB will negotiate and execute all agreements with NASA, which are required to manifest OSTEO onboard STS-95 in the MIDDECK.

2. PROVISION OF OSTEO INTERFACE DEFINITION AND ANALYTICAL INTEGRATION. SPACEHAB will assess the Crown-developed hardware data, performance analyses, and SPACEHAB subsystem resource requirements and perform the following experiment requirements and analysis tasks:

\                                    ANNEX "A"
                                   PAGE 2 OF 9
                                STATEMENT OF WORK
                        OSTEOPOROSIS EXPERIMENTS IN ORBIT

      a) Development and maintenance of the core SPACEHAB/OSTEO Interface Control Documents (ICD); the respective ICD Appendix A (Ground Operations Interface Requirements); the respective ICD Appendix B (Safety Verification Requirements); and the respective ICD Appendix C (Flight Operations Interface Requirements).

      b)    Development of OSTEO stowage requirements.

      c) Analysis of all OSTEO tesVanalytical data as they pertain to the physical (structural) interface with a MIDDECK locker

      d)    Performance of OSTEO's mass/centre of gravity (c.g.) analysis:

      e)    Performance of OSTEO's materials analysis.

      f)    Performance of OSTEO's resource requirements assessment.

3.    PROVISION OF MISSION ANALYTICAL INTEGRATION.

      Based upon OSTEO's data and operational requirements, provided by the Crown, SPACEHAB will locate OSTEO in a MIDDECK locker within the Shuttle/SPACEHAB pressurised volume (with a compatible complement of payloads), will integrate OSTEO's resource requirements and safety data with those of other payloads, and will develop flight procedures and timelines for operation of OSTEO in-orbit. Specifically, SPACEHAB will perform the following mission integration tasks for the Crown:

      a) Development of an integrated Mission Requirements and AllocationsDocument (MRAD) which incorporates the MIDDECK or SPACEHAB module and Shuttle mission resource requirements necessary for successful imlementation of all of OSTEO's objectives.

      b) Development and submittal to NASA of the required Shuttle programme documentation data as they pertain to OSTEO's requirements for Shuttle resources.

                                    ANNEX "A"
                                   PAGE 3 0F 9
                                STATEMENT OF WORK
                        OSTEOPOROSIS EXPERIMENTS IN ORBIT


c) DEVELOPMENT AND IMPLEMENTATION OF AN INTEGRATED CREW TRAINING PLAN which includes documentation requirements for OSTEO's flight crew training, scheduling of all OSTEO's crew training sessions with the NASA Training Co-ordinator, Co-ordination of all OSTEO's training sessions with the Crown OSTEO PROJECT MANAGER, and direction of all integrated timeline training session at the SPACEHAB Payload Processing Facility (SPPF).

d) Development and production of a flight-qualified Experiment Operation/ checklist (EOC) for onboard use by the flight crew.

      e) Development of OSTEO's crew activity timeline inputs for inclusion by NASA in the integrated Shuttle Crew Activity Plan. and production of a flight-qualified Experiment Operations Checklist (EOC) for onboard use by the flight crew.

      f) Integration of the Crown-provided OSTEO flight and ground safety data

      g) into mission safety packages for review by the NASA Flight and Ground Payload Safety Review Boards.

      h) Representation of the Crown and OSTEO to NASA at all NASA payload integration process forums and meetings, payload safety reviews.

4.    PROVISION OF HARDWARE PHYSICAL INTEGRATION AND REINTEGRATION.

This task involves the physical integration and Reintegration of the OSTEO MIDDECK locker to the Shuttle MIDDECK interface bulkhead. SPACEHAB will provide both the MIDDECK Locker and foam insert for the OSTEO MIDDECK Locker. (the Crown will integrate the OSTEO experiment components into the SPACEHAB-provided MIDDECK locker using SPACEHAB-provided foam.) The task also includes logistics and ground operations planning, ground procedures development, integrated schedule development, hardware physical installation and removal and the Crown personnel accommodation. The physical payload integration activities not performed by the Crown personnel in Canada associated with this function will be performed either within the SPPF at Cape

                                    ANNEX "A
                                   PAGE 4 OF 9
                                STATEMENT OF WORK
                        OSTEOPOROSIS EXPERIMENTS IN ORBIT


Canaveral, Florida or on the Kennedy Space Centre grounds. Specifically, SPACEHAB will provide to the Crown the following services:

a) DESIGN AND FABRICATION OF THE FOAM REQUIRED TO SAFELY SECURE THE OSTEO experiment inside a MIDDECK locker.

b) Coordination of shipping and receiving of OSTEO training hardware to and from Canada to the SPPF, Marshall Space Flight Centre, or Johnson Space Centre (JSC), wherever training activities may occur.

      The Crown is responsible for shipping training hardware to the SPPF; SPACEHAB is responsible for returning the training hardware to the Crown. Customs coordination will be performed by SPACEHAB personnel. For training activities at Johnson Space Centre or Marshall Space Flight Centre, SPACEHAB personnel will arrange for transportation between the SPPF and the specific training site. However, the hardware must not be out the SPPF inventory for over 1 20 days.

c) Coordination of shipping and receiving of OSTEO flight hardware from Canada to the Kennedy Space Centre, if the Crown is unable to perform flight preparation activities in Canada.

      The Crown is responsible for shipping flight hardware to and from the SPPF. Customs coordination will be performed by SPACEHAB personnel.

d) Provision of a Customer Work Area at the SPPF, with the necessary security and administrative/laboratory equipment for the Crown to control, store, and prepare for flight all OSTEO parts, experiment materials and supporting equipment. This provision will only be required if the Crown is unable to perform flight preparation activities in

e) Provision of a Customer Work Area during the mission for the maintenance by the Crown of the OSTEO ground control hardware and experiments.

f) Provision at the SPPF or JSC for access to a high fidelity mockup of the MIDDECK or the SPACEHAB module for use in OSTEO interface checks and in integrated timeline training with the flight crew.

                                    ANNEX "A"
                                   PAGE 5 OF 9
                                STATEMENT OF WORK
                        OSTEOPOROSIS EXPERIMENTS IN ORBIT

g) INTEGRATION OF OSTEO MIDDECK LOCKER INTO SHUTTLE MIDDECK AND performance of MIDDECK resource accommodations InterfaceVerification Test (IVT).

      5.    PROVISION FOR FLIGHT OPERATIONS SUPPORT

            For the Flight Phase, SPACEHAB will provide accommodations for the Crown management, technical, and scientific personnel in the Mission Control Centre (MCC) at NASA's JSC. The following services will be provided at the MCC:

            a) Physical accommodations, orientation, and training for personnel to monitor real-time operations during the Pre-launch, Flight, and Post-landing phases of the STS-95 mission.

            b) Voice and video data as required to monitor and control the progress of OSTEO operations throughout the duration of the mission.

            c) Provision of a Mission Console Handbook which provides administrative, technical, and logistics information about OSTEO and other experiments aboard the SPACEHAB module as well as about the cadre of NASA, the Crown, and SPACEHAB personnel supporting the mission.

            d) Administrative services for acquiring/copying and routing of mission-related data and correspondence to local and remote sites.

      6.    PROVISION OF SUPPORT TO POST-FLIGHT DATA ANALYSIS

            SPACEHAB will provide or coordinate the timely provision (not more than 30 days post-landing) of the required historical OSTEO flight data including MIDDECK or SPACEHAB module environmental data and as-flown timeline information in support of OSTEO post-flight analysis activities.

                                    ANNEX "A"
                                   PAGE 6 OF 9
                                STATEMENT OF WORK
                        OSTEOPOROSIS EXPERIMENTS IN ORBIT

7.    PROVISION OF FURTHER SERVICES

      SPACEHAB will acquire from NASA the following services required by the Crown to achieve OSTEO's experimental objectives:

      a) SPACEHAB will negotiate with NASA to have the OSTEO payload stowed in a MIDDECK locker in the Orbiter MIDDECK.

      b) Provision by SPACEHAB to arrange pre-launch baggage and customs clearance for the Crown personnel at KSC.

      c) Perform OSTEO e.g. and weight assessment and evaluation of verification test documentation provided by the Crown personnel, at KSC.

      d) Provision by SPACEHAB of powered transport of the flight ready OSTEO for late installation into the Launch Vehicle.

      e) Provision by SPACEHAB of the installation of OSTEO into the MIDDECK during the latest allowable period prior to Shuttle launch. This includes the performance of an electrical Interface Verification Test after OSTEO is installed in the MIDDECK locker.

      f) Provision by SPACEHAB to perform an OSTEO experiment maintenance procedure in the event of a scrub and a decision by the Crown to maintain the OSTEO flight unit onboard the Launch Vehicle.

      g) Provision by SPACEHAB of support to all the required launch scrub/turnaround activities at the launch site.

8.    PROVISION OF OSTEO PROJECT MANAGEMENT

      SPACEHAB will provide the following OSTEO project management personnel and methods to organize, schedule, and manage the provision of the services previously described:

                                    ANNEX "A"
                                   PAGE 7 0F 9
                                STATEMENT OF WORK
                        OSTEOPOROSIS EXPERIMENTS IN ORBIT

a) SPACEHAB will designate a SPACEHAB Contract Development and Implementation Manager (CDIM) who will be responsible for coordinating with the Crown all financial, scheduling, implementation progress reporting and policy matters relating to this contract. The CDIM will:

            1. Coordinate SPACEHAB inputs to the development and maintenance of this contract with the Crown personnel, as required.

            2. Establish methods for communication of contract implementation activities between Spacehab and the Crown (teleconferences, email lists, key meetings).

      b) SPACEHAB will designate a SPACEHAB OSTEO Payload Coordinator (PC) for the OSTEO project. The PC will:

            1. Be the principle SPACEHAB advocate for the successful flight of OSTEO.

            2. Be responsible for coordinating with SPACEHAB, the Crown, and NASA, all technical points of contact and resources of all SPACEHAB support related to the technical and operations implementation of the services described above.

            3. Be responsible for the identification and resolution of all technical and operational issues pertaining to the flight of the OSTEO payload.

      9.    PROVISION OF OSTEO PROJECT REPORTING

            In order to facilitate the routine exchange of mission integration and scheduling information and a team-oriented approach to problem identification and resolution, the following methods of communication will be established:

      a) The PC will hold weekly (or as required) teleconferences with key project participants to plan and/or assess status of integration activities and to solve issues.

                                    ANNEX "A"
                                   PAGE 8 OF 9
                                STATEMENT OF WORK
                        OSTEOPOROSIS EXPERIMENTS IN ORBIT

b) The PC will develop and maintain a detailed, date specific OSTEO Integration Milestones Template, which identifies all key deliverables as well as all key mission preparation milestones.

c) The SPACEHAB CDIM will provide regular reports (verbal or written as appropriate) to the Crown on the status of the OSTEO mission integration activities.

3.0   CANADIAN SPACE AGENCY RESPONSIBILITIES

      The Crown will provide, in a timely manner, (to be negotiated) the following:

1. Timely selection and identification of all OSTEO hardware and materials for flight. All OSTEO hardware and experiment materials shall conform to established NASA payload safety requirements documentation and will be subject to review and approval by the NASA Flight and Ground Safety Review Boards.

2. Identification of a the Crown OSTEO Project Manager who will provide timely coordination with the SPACEHAB PC in the development of the OSTEO Experiment Requirements Document, Functional Objectives and flight and ground operations protocols and procedures.

3.    Timely delivery of the following Government Furnished Equipment

      a) flight-ready OSTEO hardware complete with documentation b) OSTEO hardware and materials to the SPPF for pre-flight processing.

4. Support to meetings, teleconferences, flight crew training sessions, integrated mission simulations and real-time mission operations.

5. Designation of the Crown technical points of contact that will be responsible for coordinating with SPACEHAB PC all technical activities to be performed under this contract.

                                    ANNEX "A"
                                   PAGE 9 0F 9
                                STATEMENT OF WORK
                        OSTEOPOROSIS EXPERIMENTS IN ORBIT

4.0   LIST OF DELIVERABLES

The following are a list of deliverables required from SPACEHAB.

                                 ITEM                              QUANTITY       DUE DATE
1.    Jointly signed agreement, COMMERCIAL REQUIREMENTS
      DOCUMENT, between NASA and SPACEHAB to provide OSTEO
      Space Shuttle Transportation on STS-95

2.    SPACEHAB/OSTEO Interface Control Documents                   3 copies       March 31, 1998

3.    Integrated Mission Requirements and Allocations
      Documents

4.    MISSION TRAINING PLAN

5.    Flight-qualified Experiment Operations Checklist

6. Integration hardware as may be required for OSTEO interfaces with MIDDECK locker. (i.e. foam packaging)

7.    Customer Work Area at the SPPF.

8.    Access to a high fidelity mockup of MIDDECK locker

9.    Report on the Interface Verification Test.

10. Accommodation and orientation for the CROWN personnel in the JSC MCC

11. Voice and video data required to monitor OSTEO operations.

12. Historical OSTEO flight data including environmental data from the MIDDECK locker location.

13.   Mission Console Handbook.                                    5 copies

14.   POST FLIGHT REPORT- Landing + 30 days.                       5 copies

5.0 SCHEDULE

See SPACEHAB/OSTEO - INTEGRATED CONTROL DOCUMENTS (ICD)

                                    ANNEX "B"
                 INTELLECTUAL PROPERTY DISCLOSURE CERTIFICATION

This form is to be completed and signed by the Contractor upon completion of the contract and returned to:

ROSE SPIRITO,     Science Contracting Officer Science Directorate,
                  Public Works and Government Services Canada Place du Portage,
                  Phase III, floor 11C1 11 Laurier Street,
                  Hull, Quebec K1A 0S5

Contract Title: The Provision of Technical Support for STS-95 OSTEOPOROSIS
                           EXPERIMENTS IN ORBIT"

Contract Number: 9F007-7-6671/001/ST the Crown-Client
Reference Number: 9F007-7-6671

It is a term of the referenced contract that, regardless of its ownership, all Foreground Information' that could be Inventions' and all other Foreground Information, shall be promptly and fully disclosed to Canada.

defined in the General Conditions identified in the Contract

CONSEQUENTLY, THE UNDERSIGNED, BEING A DULY AUTHORIZED OFFICER OF THE CONTRACTOR, CERTIFIES THAT DURING THE TENURE OF THE CONTRACT (MARK APPROPRIATE
BOX):

[ ] No Foreground Information was conceived, developed or produced as part of the Work and, therefore the Contractor has nothing to disclose.

[ ] All Foreground Information which was conceived, developed or produced as part of the Work was fully disclosed and documented in the technical reports delivered by the Contractor to the Technical Authority designated in the Contract, and the Contractor has nothing further to disclose.

[ ] All Foreground Information conceived, developed or produced as part of the Work by the Contractor is hereby fully disclosed in the attached document.



                                     Signature:
                                                --------------------------------

                                     Print Name:
                                                 -------------------------------

                                             Title:
                                                    ----------------------------

COMPANY/CONTRACTOR NAME:                     SPACEHAB INC.

               Date:
                                             -----------------------------------